EXHIBIT 99

                            Global Structured Finance

                             BAFC 2004-01 - Group 1
                     30 Yr Conf Fixed Rate - Investor & PPEN

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $25,414,845.33
Total Orig. Bal.: $25,505,304.00
Loan Count: 220
Cutoff Date: 2004-04-01
Avg. Cut-Off Balance: $115,522.02
Avg. Orig. Balance: $115,933.20
% Conforming: 100.00%
W.A. FICO: 701
W.A. Orig. LTV: 79.15%
W.A. Cut-Off LTV: 78.88%
Earliest Orig. Date: 2003-10-02
Latest Maturity Date: 2034-01-01
W.A. Gross Coupon: 6.9931%
W.A. Net Coupon: 6.6181%
W.A. Servicing Fee: 0.3750%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 356.2 months
W.A. Age: 3.8 months
% OLTV over 80: 49.30%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 49.30%
% OLTV over 80 with PMI: 100.00%
W.A. MI Coverage: 29.44%
W.A. MI Adjusted COLTV: 65.91%
% Second Lien: 0.00%
% with Prepay Penalty: 100.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.07%

--------------------------------------------------------------------------------

2. Original Balance


Original Balance  Percent
-------------------------
1 - 50,000          4.63%
50,001 - 100,000    22.78
100,001 - 150,000   27.97
150,001 - 200,000   23.17
200,001 - 250,000    7.02
250,001 - 300,000    6.51
300,001 - 350,000    2.46
400,001 - 450,000    1.59
450,001 - 500,000    3.87
-------------------------
Total:            100.00%

Average: $115,933.20
Lowest: $21,361.00
Highest: $495,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance


Cut-Off Balance   Percent
-------------------------
1 - 50,000          4.63%
50,001 - 100,000    23.17
100,001 - 150,000   28.76
150,001 - 200,000   21.99
200,001 - 250,000    7.02
250,001 - 300,000    6.51
300,001 - 350,000    2.46
400,001 - 450,000    1.59
450,001 - 500,000    3.87
-------------------------
Total:            100.00%

Average: $115,522.02
Lowest: $21,032.39
Highest: $492,927.25

--------------------------------------------------------------------------------

4. Coupon


Coupon     Percent
------------------
6.250        0.94%
6.375         1.74
6.500         7.81
6.625        10.07
6.750        12.30
6.875        13.93
6.950         9.95
7.000         1.14
7.125        10.46
7.250         7.99
7.375        13.98
7.500         5.78
7.625         2.30
7.750         1.45
7.875         0.16
------------------
Total:     100.00%

W.A.: 6.993
Lowest: 6.250
Highest: 7.875

--------------------------------------------------------------------------------

5. Credit Score


Credit Score   Percent
----------------------
800 - 849        0.38%
750 - 799        12.47
700 - 749        35.34
650 - 699        41.16
600 - 649        10.64
----------------------
Total:         100.00%

W.A.: 701
Lowest: 620
Highest: 803

--------------------------------------------------------------------------------

6. Product Type


Product Type    Percent
-----------------------
30 YR FIXED     100.00%
-----------------------
Total:          100.00%


--------------------------------------------------------------------------------
7. Index


Index  Percent
--------------
FIX    100.00%
--------------
Total: 100.00%


--------------------------------------------------------------------------------

8. Lien Position


Lien Position   Percent
-----------------------
1               100.00%
-----------------------
Total:          100.00%

--------------------------------------------------------------------------------

9. Loan Purpose


Loan Purpose    Percent
-----------------------
Purchase         52.87%
R/T Refi          24.60
C/O Refi          22.53
-----------------------
Total:          100.00%

--------------------------------------------------------------------------------

10. Property Type


Property Type   Percent
-----------------------
SFR              48.16%
4-Family          19.13
2-Family          16.94
3-Family           7.33
Condo - Low        5.01
Condo - High       2.32
PUD Detached       1.11
-----------------------
Total:          100.00%

--------------------------------------------------------------------------------

11. State


State        Percent
--------------------
California    19.41%
Florida         7.33
Washington      6.77
Missouri        4.69
Colorado        4.35
Other          57.45
--------------------
Total:       100.00%


--------------------------------------------------------------------------------

12. California


California   Percent
--------------------
Northern      75.54%
Southern       24.46
--------------------
Total:       100.00%

--------------------------------------------------------------------------------

13. Zip Code


Zip Code    Percent
-------------------
65202         3.07%
49401          2.91
93305          2.12
84337          2.12
94530          1.94
Other         87.84
-------------------
Total:      100.00%

--------------------------------------------------------------------------------

14. Occupancy Status


Occupancy Status  Percent
-------------------------
Investor          100.00%
-------------------------
Total:            100.00%

--------------------------------------------------------------------------------

15. Documentation


Documentation         Percent
-----------------------------
No Inc/Stated Asset    69.21%
No Inc/Full Asset       19.76
No Inc/No Asset         11.03
-----------------------------
Total:                100.00%

--------------------------------------------------------------------------------

16. Original LTV


Original LTV    Percent
-----------------------
20.1 - 25.0       0.21%
30.1 - 35.0        0.08
35.1 - 40.0        0.30
40.1 - 45.0        0.61
45.1 - 50.0        0.20
50.1 - 55.0        5.31
55.1 - 60.0        5.38
60.1 - 65.0        2.93
65.1 - 70.0       10.38
70.1 - 75.0       14.18
75.1 - 80.0       11.12
80.1 - 85.0        3.47
85.1 - 90.0       45.83
-----------------------
Total:          100.00%

W.A.: 79.15%
Lowest: 23.48%
Highest: 90.00%


--------------------------------------------------------------------------------

17. Cut-Off LTV


Cut-Off LTV    Percent
----------------------
20.1 - 25.0      0.21%
30.1 - 35.0       0.08
35.1 - 40.0       0.30
40.1 - 45.0       0.61
45.1 - 50.0       0.38
50.1 - 55.0       5.13
55.1 - 60.0       5.38
60.1 - 65.0       2.93
65.1 - 70.0      10.38
70.1 - 75.0      14.18
75.1 - 80.0      11.12
80.1 - 85.0       3.47
85.1 - 90.0      45.83
----------------------
Total:         100.00%

W.A.: 78.88%
Lowest: 23.42%
Highest: 89.80%

--------------------------------------------------------------------------------

18. MI Provider


MI Provider    Percent
----------------------
Amerin          41.79%
NONE             50.70
PMIC              7.51
----------------------
Total:         100.00%


--------------------------------------------------------------------------------

19. Delinquency*


Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%

* OTS method

--------------------------------------------------------------------------------

20. Original Term


Original Term   Percent
-----------------------
360             100.00%
-----------------------
Total:          100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

21. Cut-Off Remaining Term


Cut-Off Remaining Term    Percent
---------------------------------
355 - 360                 100.00%
---------------------------------
Total:                    100.00%

W.A.: 356.2 months
Lowest: 355 months
Highest: 357 months

--------------------------------------------------------------------------------

22. Cut-Off Loan Age


Cut-Off Loan Age   Percent
--------------------------
1 - 6              100.00%
--------------------------
Total:             100.00%

W.A.: 3.8 months
Lowest: 3 months
Highest: 5 months

--------------------------------------------------------------------------------

23. Prepay Term


Prepay Term    Percent
----------------------
24              92.52%
36                6.85
60                0.63
----------------------
Total:         100.00%

--------------------------------------------------------------------------------

24. Buy Down


Buy Down    Percent
-------------------
N           100.00%
-------------------
Total:      100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BAFC 2004-01 - Group 2
                   30 Yr Conf Fixed Rate - Investor & No PPEN

--------------------------------------------------------------------------------

1. General Pool Characteristics

Pool Size: $63,222,965.72
Total Orig. Bal.: $63,571,290.00
Loan Count: 465
Cutoff Date: 2004-04-01
Avg. Cut-Off Balance: $135,963.37
Avg. Orig. Balance: $136,712.45
% Conforming: 100.00%
W.A. FICO: 714
W.A. Orig. LTV: 75.39%
W.A. Cut-Off LTV: 75.00%
Earliest Orig. Date: 2001-05-25
Latest Maturity Date: 2034-01-01
W.A. Gross Coupon: 6.5462%
W.A. Net Coupon: 6.1712%
W.A. Servicing Fee: 0.3750%
W.A. Orig. Term: 358.7 months
W.A. Rem. Term: 353.5 months
W.A. Age: 5.2 months
% OLTV over 80: 30.76%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 30.76%
% OLTV over 80 with PMI: 100.00%
W.A. MI Coverage: 27.43%
W.A. MI Adjusted COLTV: 67.44%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.39%

--------------------------------------------------------------------------------

2. Original Balance


Original Balance    Percent
---------------------------
1 - 50,000            2.49%
50,001 - 100,000      17.50
100,001 - 150,000     22.04
150,001 - 200,000     16.80
200,001 - 250,000     15.68
250,001 - 300,000     11.85
300,001 - 350,000      8.00
350,001 - 400,000      3.53
400,001 - 450,000      1.36
450,001 - 500,000      0.75
---------------------------
Total:              100.00%

Average: $136,712.45
Lowest: $25,920.00
Highest: $477,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance


Cut-Off Balance   Percent
-------------------------
1 - 50,000          2.56%
50,001 - 100,000    17.42
100,001 - 150,000   22.04
150,001 - 200,000   16.80
200,001 - 250,000   16.08
250,001 - 300,000   11.93
300,001 - 350,000    7.52
350,001 - 400,000    3.53
400,001 - 450,000    1.36
450,001 - 500,000    0.75
-------------------------
Total:            100.00%

Average: $135,963.37
Lowest: $25,769.67
Highest: $475,931.32

--------------------------------------------------------------------------------

4. Coupon


Coupon     Percent
------------------
5.250        0.19%
5.500         3.01
5.625         1.99
5.750         5.97
5.875         6.72
6.000         6.75
6.125         5.18
6.250        11.75
6.375         9.02
6.500         7.20
6.625         7.79
6.750         7.19
6.875         2.99
6.950         1.20
7.000         1.53
7.125         1.71
7.250         1.63
7.375         4.80
7.500         3.72
7.625         2.37
7.750         4.35
7.875         2.51
7.950         0.13
8.125         0.12
8.250         0.18
------------------
Total:     100.00%


W.A.: 6.546
Lowest: 5.250
Highest: 8.250

--------------------------------------------------------------------------------

5. Credit Score


Credit Score   Percent
----------------------
800 - 849        0.54%
750 - 799        21.08
700 - 749        43.01
650 - 699        27.96
600 - 649         7.41
----------------------
Total:         100.00%


W.A.: 714
Lowest: 622
Highest: 812

--------------------------------------------------------------------------------

6. Product Type


Product Type    Percent
-----------------------
30 YR FIXED      98.92%
20 YR FIXED        1.08
-----------------------
Total:          100.00%


--------------------------------------------------------------------------------

7. Index


Index    Percent
----------------
FIX      100.00%
----------------
Total:   100.00%


--------------------------------------------------------------------------------

8. Lien Position


Lien Position  Percent
----------------------
1              100.00%
----------------------
Total:         100.00%

--------------------------------------------------------------------------------

9. Loan Purpose


Loan Purpose    Percent
-----------------------
Purchase         59.53%
C/O Refi          28.60
R/T Refi          11.87
-----------------------
Total:          100.00%

--------------------------------------------------------------------------------

10. Property Type


Property Type   Percent
-----------------------
SFR              47.64%
2-Family          17.07
4-Family          11.23
3-Family          10.49
Condo - Low        9.29
PUD Detached       2.82
Condo - High       1.29
Condotel - Low     0.17
-----------------------
Total:          100.00%

--------------------------------------------------------------------------------

11. State


State          Percent
---------------------
California      24.95%
Massachusetts     7.36
Florida           6.05
New Jersey        6.03
Minnesota         5.59
Other            50.03
----------------------
Total:         100.00%

--------------------------------------------------------------------------------

12. California


California   Percent
--------------------
Northern      46.27%
Southern       53.73
--------------------
Total:       100.00%

--------------------------------------------------------------------------------

13. Zip Code


Zip Code    Percent
-------------------
92234         1.39%
83001          1.35
94580          1.33
34741          1.08
82001          1.02
Other         93.84
-------------------
Total:      100.00%

--------------------------------------------------------------------------------

14. Occupancy Status


Occupancy Status  Percent
-------------------------
Investor          100.00%
-------------------------
Total:            100.00%

--------------------------------------------------------------------------------

15. Documentation


Documentation          Percent
------------------------------
Full Inc/Full Asset     46.96%
Stated Inc/Full Asset    20.87

No Inc/Stated Asset      19.81
No Inc/Full Asset        10.37
No Inc/No Asset           1.98
------------------------------
Total:                 100.00%

--------------------------------------------------------------------------------

16. Original LTV


Original LTV    Percent
-----------------------
10.1 - 15.0       0.06%
20.1 - 25.0        0.23
25.1 - 30.0        1.28
30.1 - 35.0        0.90
35.1 - 40.0        1.07
40.1 - 45.0        1.20
45.1 - 50.0        3.39
50.1 - 55.0        2.64
55.1 - 60.0        2.47
60.1 - 65.0        7.03
65.1 - 70.0       11.21
70.1 - 75.0       12.15
75.1 - 80.0       25.61
80.1 - 85.0        0.57
85.1 - 90.0       29.92
90.1 - 95.0        0.27
-----------------------
Total:          100.00%


W.A.: 75.39%
Lowest: 11.43%
Highest: 95.00%

--------------------------------------------------------------------------------

17. Cut-Off LTV


Cut-Off LTV    Percent
----------------------
10.1 - 15.0      0.06%
20.1 - 25.0       0.23
25.1 - 30.0       1.28
30.1 - 35.0       0.90
35.1 - 40.0       1.07
40.1 - 45.0       1.20
45.1 - 50.0       3.39
50.1 - 55.0       2.64
55.1 - 60.0       2.72
60.1 - 65.0       7.02
65.1 - 70.0      11.46
70.1 - 75.0      11.74
75.1 - 80.0      25.53
80.1 - 85.0       0.57
85.1 - 90.0      29.92
90.1 - 95.0       0.27
----------------------
Total:         100.00%


W.A.: 75.00%
Lowest: 11.40%
Highest: 93.97%

--------------------------------------------------------------------------------

18. MI Provider


MI Provider      Percent
------------------------
Amerin            14.39%
GEMIC/Amerin       11.90
NONE               69.24
PMIC                3.42
TGIC                0.37
UGIC                0.68
------------------------
Total:           100.00%

--------------------------------------------------------------------------------

19. Delinquency*


Delinquency*   Percent
----------------------
0-29 days      100.00%
----------------------
Total:         100.00%


* OTS method

--------------------------------------------------------------------------------

20. Original Term


Original Term   Percent
-----------------------
240               1.08%
360               98.92
-----------------------
Total:          100.00%


W.A.: 358.7 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

21. Cut-Off Remaining Term


Cut-Off Remaining Term    Percent
---------------------------------
229 - 234                   0.83%
235 - 240                    0.25
301 - 342                    0.28
349 - 354                   38.39
355 - 360                   60.25
---------------------------------
Total:                    100.00%


W.A.: 353.5 months
Lowest: 233 months
Highest: 357 months

--------------------------------------------------------------------------------

22. Cut-Off Loan Age


Cut-Off Loan Age   Percent
--------------------------
1 - 6               76.95%
7 - 12               22.77
31 - 36               0.28
--------------------------
Total:             100.00%


W.A.: 5.2 months
Lowest: 3 months
Highest: 34 months

--------------------------------------------------------------------------------

23. Prepay Term


Prepay Term    Percent
----------------------
0              100.00%
----------------------
Total:         100.00%

--------------------------------------------------------------------------------

24. Buy Down


Buy Down    Percent
-------------------
N           100.00%
-------------------
Total:      100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BAFC 2004-01 - Group 3
                  30 Yr Conf Fixed Rate - Owner Occupied & PPEN


--------------------------------------------------------------------------------

1. General Pool Characteristics


Pool Size: $133,151,103.72
Total Orig. Bal.: $133,635,136.00
Loan Count: 883
Cutoff Date: 2004-04-01
Avg. Cut-Off Balance: $150,794.00
Avg. Orig. Balance: $151,342.17
% Conforming: 100.00%
W.A. FICO: 684
W.A. Orig. LTV: 83.46%
W.A. Cut-Off LTV: 83.16%
Earliest Orig. Date: 2002-04-26
Latest Maturity Date: 2034-01-01
W.A. Gross Coupon: 6.7526%
W.A. Net Coupon: 6.3776%
W.A. Servicing Fee: 0.3750%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 356.2 months
W.A. Age: 3.8 months
% OLTV over 80: 63.17%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 63.17%
% OLTV over 80 with PMI: 100.00%
W.A. MI Coverage: 29.16%
W.A. MI Adjusted COLTV: 66.30%
% Second Lien: 0.00%
% with Prepay Penalty: 100.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.64%

--------------------------------------------------------------------------------

2. Original Balance


Original Balance        Percent
-------------------------------
1 - 50,000                0.68%
50,001 - 100,000          12.41
100,001 - 150,000         26.47
150,001 - 200,000         22.26
200,001 - 250,000         16.10
250,001 - 300,000         14.69
300,001 - 350,000          6.23
350,001 - 400,000          0.82
400,001 - 450,000          0.34
-------------------------------
Total:                  100.00%


Average: $151,342.17
Lowest: $21,660.00
Highest: $450,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance


Cut-Off Balance         Percent
-------------------------------
1 - 50,000                0.68%
50,001 - 100,000          12.41
100,001 - 150,000         26.80
150,001 - 200,000         21.92
200,001 - 250,000         16.10
250,001 - 300,000         14.92
300,001 - 350,000          6.01
350,001 - 400,000          0.82
400,001 - 450,000          0.34
-------------------------------
Total:                  100.00%


Average: $150,794.00
Lowest: $21,584.76
Highest: $448,398.69

--------------------------------------------------------------------------------

4. Coupon


Coupon        Percent
---------------------
5.125           0.11%
5.375            0.06
5.500            0.12
5.625            0.15
5.750            0.82
5.875            1.68
5.950            4.27
6.000            0.13
6.125            4.06
6.250            6.14
6.375            6.71
6.500            7.97
6.625            9.53
6.750            9.79
6.875           12.24
6.950           11.46
7.000            0.32
7.125            6.75
7.250            7.06
7.375            6.68
7.500            3.03
7.625            0.58
7.875            0.10
9.875            0.12
10.625           0.14
---------------------
Total:        100.00%


W.A.: 6.753
Lowest: 5.125
Highest: 10.625

--------------------------------------------------------------------------------

5. Credit Score


Credit Score       Percent
--------------------------
800 - 849            0.28%
750 - 799            10.49
700 - 749            23.69
650 - 699            36.81
600 - 649            27.60
550 - 599             1.13
--------------------------
Total:             100.00%


W.A.: 684
Lowest: 582
Highest: 816

--------------------------------------------------------------------------------

6. Product Type


Product Type        Percent
---------------------------
30 YR FIXED         100.00%
---------------------------
Total:              100.00%

--------------------------------------------------------------------------------

7. Index


Index       Percent
-------------------
FIX         100.00%
-------------------
Total:      100.00%

--------------------------------------------------------------------------------

8. Lien Position


Lien Position       Percent
---------------------------
1                   100.00%
---------------------------
Total:              100.00%

--------------------------------------------------------------------------------

9. Loan Purpose


Loan Purpose         Percent
----------------------------
C/O Refi              44.85%
Purchase               40.33
R/T Refi               14.82
----------------------------
Total:               100.00%

--------------------------------------------------------------------------------

10. Property Type


Property Type        Percent
----------------------------
SFR                   87.98%
PUD Detached            4.21
Condo - Low             4.06
2-Family                2.03
Condo - High            0.66
3-Family                0.59
4-Family                0.47
----------------------------
Total:               100.00%

--------------------------------------------------------------------------------

11. State


State             Percent
-------------------------
California         20.59%
Florida             10.36
Washington           5.97
Maryland             5.88
Colorado             5.14
Other               52.06
-------------------------
Total:            100.00%

--------------------------------------------------------------------------------

12. California


California     Percent
----------------------
Northern        47.86%
Southern         52.14
----------------------
Total:         100.00%

--------------------------------------------------------------------------------

13. Zip Code


Zip Code        Percent
-----------------------
21401             0.64%
98390              0.50
98404              0.50
90026              0.48
90631              0.40
Other             97.47
-----------------------
Total:          100.00%

--------------------------------------------------------------------------------

14. Occupancy Status


Occupancy Status         Percent
--------------------------------
Primary                   95.43%
Secondary                   4.57
--------------------------------
Total:                   100.00%

--------------------------------------------------------------------------------

15. Documentation


Documentation                Percent
------------------------------------
No Inc/No Asset               42.38%
No Inc/Stated Asset            38.14
Stated Inc/Stated Asset        10.93
No Inc/Full Asset               6.29
Stated Inc/Full Asset           2.26
------------------------------------
Total:                       100.00%

--------------------------------------------------------------------------------

16. Original LTV


Original LTV         Percent
----------------------------
15.1 - 20.0            0.05%
20.1 - 25.0             0.34
25.1 - 30.0             0.29
30.1 - 35.0             0.49
35.1 - 40.0             0.86
40.1 - 45.0             0.70
45.1 - 50.0             1.31
50.1 - 55.0             1.40
55.1 - 60.0             2.24
60.1 - 65.0             2.22
65.1 - 70.0             4.77
70.1 - 75.0             5.65
75.1 - 80.0            16.52
80.1 - 85.0             6.64
85.1 - 90.0            24.67
90.1 - 95.0            31.86
----------------------------
Total:               100.00%


W.A.: 83.46%
Lowest: 15.12%
Highest: 95.00%

--------------------------------------------------------------------------------

17. Cut-Off LTV


Cut-Off LTV         Percent
---------------------------
15.1 - 20.0           0.05%
20.1 - 25.0            0.34
25.1 - 30.0            0.29
30.1 - 35.0            0.49
35.1 - 40.0            0.86
40.1 - 45.0            0.70
45.1 - 50.0            1.31
50.1 - 55.0            1.48
55.1 - 60.0            2.16
60.1 - 65.0            2.53
65.1 - 70.0            4.46
70.1 - 75.0            6.01
75.1 - 80.0           16.16
80.1 - 85.0            6.80
85.1 - 90.0           24.51
90.1 - 95.0           31.86
---------------------------
Total:              100.00%


W.A.: 83.16%
Lowest: 15.06%
Highest: 94.79%

--------------------------------------------------------------------------------

18. MI Provider


MI Provider        Percent
--------------------------
Amerin              53.49%
NONE                 36.83
PMIC                  9.68
--------------------------
Total:             100.00%

--------------------------------------------------------------------------------

19. Delinquency*


Delinquency*      Percent
-------------------------
0-29 days         100.00%
-------------------------
Total:            100.00%

* OTS method

--------------------------------------------------------------------------------

20. Original Term


Original Term        Percent
----------------------------
360                  100.00%
----------------------------
Total:               100.00%


W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

21. Cut-Off Remaining Term


Cut-Off Remaining Term           Percent
----------------------------------------
301 - 342                          0.12%
349 - 354                           0.87
355 - 360                          99.01
----------------------------------------
Total:                           100.00%


W.A.: 356.2 months
Lowest: 337 months
Highest: 357 months

--------------------------------------------------------------------------------

22. Cut-Off Loan Age


Cut-Off Loan Age         Percent
--------------------------------
1 - 6                     99.74%
7 - 12                      0.14
19 - 24                     0.12
--------------------------------
Total:                   100.00%


W.A.: 3.8 months
Lowest: 3 months
Highest: 23 months

--------------------------------------------------------------------------------

23. Prepay Term


Prepay Term         Percent
---------------------------
24                   90.64%
36                     8.35
60                     1.01
---------------------------
Total:              100.00%

--------------------------------------------------------------------------------

24. Buy Down


Buy Down       Percent
----------------------
N              100.00%
----------------------
Total:         100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BAFC 2004-01 - Group 4
                30 Yr Conf Fixed Rate - Owner Occupied & No PPEN

--------------------------------------------------------------------------------

1. General Pool Characteristics


Pool Size: $166,912,946.78
Total Orig. Bal.: $167,930,218.00
Loan Count: 1,032
Cutoff Date: 2004-04-01
Avg. Cut-Off Balance: $161,737.35
Avg. Orig. Balance: $162,723.08
% Conforming: 100.00%
W.A. FICO: 709
W.A. Orig. LTV: 77.13%
W.A. Cut-Off LTV: 76.69%
Earliest Orig. Date: 2002-07-25
Latest Maturity Date: 2034-02-01
W.A. Gross Coupon: 6.6317%
W.A. Net Coupon: 6.2567%
W.A. Servicing Fee: 0.3750%
W.A. Orig. Term: 359.3 months
W.A. Rem. Term: 354.3 months
W.A. Age: 5.0 months
% OLTV over 80: 40.84%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 40.84%
% OLTV over 80 with PMI: 100.00%
W.A. MI Coverage: 27.53%
W.A. MI Adjusted COLTV: 66.47%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 0.93%

--------------------------------------------------------------------------------

2. Original Balance


Original Balance        Percent
-------------------------------
1 - 50,000                0.74%
50,001 - 100,000          11.09
100,001 - 150,000         19.91
150,001 - 200,000         19.54
200,001 - 250,000         18.70
250,001 - 300,000         16.62
300,001 - 350,000         10.02
350,001 - 400,000          1.55
400,001 - 450,000          1.27
450,001 - 500,000          0.55
-------------------------------
Total:                  100.00%


Average: $162,723.08
Lowest: $20,250.00
Highest: $474,900.00

--------------------------------------------------------------------------------

3. Cut-Off Balance


Cut-Off Balance         Percent
-------------------------------
1 - 50,000                0.77%
50,001 - 100,000          11.18
100,001 - 150,000         20.58
150,001 - 200,000         18.76
200,001 - 250,000         18.85
250,001 - 300,000         17.01
300,001 - 350,000          9.69
350,001 - 400,000          1.34
400,001 - 450,000          1.27
450,001 - 500,000          0.55
-------------------------------
Total:                  100.00%


Average: $161,737.35
Lowest: $20,204.60
Highest: $471,817.89

--------------------------------------------------------------------------------

4. Coupon


Coupon        Percent
---------------------
5.375           0.18%
5.500            0.66
5.625            1.96
5.750            5.02
5.875            5.40
5.950            0.20
6.000            7.27
6.125            5.69
6.250            9.12
6.375            8.40
6.500            8.93
6.625            5.67
6.750            5.62
6.875            6.03
6.950            4.16
7.000            0.26
7.125            3.16
7.250            4.32
7.375            4.45
7.500            4.21
7.625            2.55
7.750            3.40
7.875            1.94
7.950            0.53
8.125            0.15
8.250            0.03
8.500            0.13
8.625            0.07
8.750            0.19
8.875            0.10
9.125            0.19
---------------------
Total:        100.00%


W.A.: 6.632
Lowest: 5.375
Highest: 9.125

--------------------------------------------------------------------------------

5. Credit Score


Credit Score       Percent
--------------------------
800 - 849            1.15%
750 - 799            21.64
700 - 749            34.49
650 - 699            28.88
600 - 649            12.93
550 - 599             0.87
N/A                   0.05
--------------------------
Total:             100.00%


W.A.: 709
Lowest: 584
Highest: 815

--------------------------------------------------------------------------------

6. Product Type


Product Type        Percent
---------------------------
30 YR FIXED          99.29%
20 YR FIXED            0.51
29 YR FIXED            0.12
25 YR FIXED            0.07
---------------------------
Total:              100.00%


--------------------------------------------------------------------------------

7. Index


Index       Percent
-------------------
FIX         100.00%
-------------------
Total:      100.00%


--------------------------------------------------------------------------------

8. Lien Position


Lien Position       Percent
---------------------------
1                   100.00%
---------------------------
Total:              100.00%


--------------------------------------------------------------------------------

9. Loan Purpose


Loan Purpose         Percent
----------------------------
Purchase              50.95%
C/O Refi               34.18
R/T Refi               14.88
----------------------------
Total:               100.00%

--------------------------------------------------------------------------------

10. Property Type


Property Type         Percent
-----------------------------
SFR                    75.37%
Condo - Low              8.14
2-Family                 7.93
3-Family                 2.92
PUD Detached             2.44
4-Family                 2.00
Condo - High             0.72
Condotel - Low           0.30
Condotel - High          0.18
-----------------------------
Total:                100.00%

--------------------------------------------------------------------------------

11. State


State            Percent
------------------------
New York          13.30%
California          9.85
New Jersey          8.36
Minnesota           7.02
Florida             4.26
Other              57.21
------------------------
Total:           100.00%

--------------------------------------------------------------------------------

12. California


California     Percent
----------------------
Northern        47.05%
Southern         52.95
----------------------
Total:         100.00%

--------------------------------------------------------------------------------

13. Zip Code


Zip Code        Percent
-----------------------
11385             0.93%
11703              0.49
96761              0.48
11416              0.46
10472              0.45
Other             97.20
-----------------------
Total:          100.00%

--------------------------------------------------------------------------------

14. Occupancy Status


Occupancy Status         Percent
--------------------------------
Primary                   91.72%
Secondary                   8.28
--------------------------------
Total:                   100.00%

--------------------------------------------------------------------------------

15. Documentation


Documentation                Percent
------------------------------------
No Inc/No Asset               28.68%
No Inc/Full Asset              25.54
No Inc/Stated Asset            15.98
Stated Inc/Full Asset          15.57
Full Inc/Full Asset             9.05
Stated Inc/Stated Asset         5.18
------------------------------------
Total:                       100.00%


--------------------------------------------------------------------------------

16. Original LTV


Original LTV         Percent
----------------------------
10.1 - 15.0            0.27%
15.1 - 20.0             0.16
20.1 - 25.0             0.22
25.1 - 30.0             0.50
30.1 - 35.0             0.74
35.1 - 40.0             1.17
40.1 - 45.0             2.13
45.1 - 50.0             2.75
50.1 - 55.0             2.79
55.1 - 60.0             3.40
60.1 - 65.0             5.27
65.1 - 70.0             9.25
70.1 - 75.0             8.22
75.1 - 80.0            22.31
80.1 - 85.0             4.83
85.1 - 90.0            21.17
90.1 - 95.0            14.84
----------------------------
Total:               100.00%


W.A.: 77.13%
Lowest: 10.42%
Highest: 95.00%

--------------------------------------------------------------------------------

17. Cut-Off LTV


Cut-Off LTV         Percent
---------------------------
10.1 - 15.0           0.27%
15.1 - 20.0            0.16
20.1 - 25.0            0.22
25.1 - 30.0            0.57
30.1 - 35.0            0.95
35.1 - 40.0            1.01
40.1 - 45.0            2.21
45.1 - 50.0            2.91
50.1 - 55.0            2.57
55.1 - 60.0            3.30
60.1 - 65.0            5.81
65.1 - 70.0            8.79
70.1 - 75.0            8.68
75.1 - 80.0           21.86
80.1 - 85.0            4.73
85.1 - 90.0           21.10
90.1 - 95.0           14.84
---------------------------
Total:              100.00%


W.A.: 76.69%
Lowest: 10.34%
Highest: 94.80%

--------------------------------------------------------------------------------

18. MI Provider


MI Provider           Percent
-----------------------------
Amerin                 24.46%
GEMIC/Amerin             8.88
MGIC                     0.59
NONE                    59.16
PMIC                     5.52
RMIC                     0.32
TGIC                     0.71
UGIC                     0.37
-----------------------------
Total:                100.00%

--------------------------------------------------------------------------------

19. Delinquency*


Delinquency*      Percent
-------------------------
0-29 days         100.00%
-------------------------
Total:            100.00%


* OTS method

--------------------------------------------------------------------------------

20. Original Term


Original Term        Percent
----------------------------
240                    0.51%
300                     0.07
348                     0.12
360                    99.29
----------------------------
Total:               100.00%


W.A.: 359.3 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

21. Cut-Off Remaining Term


Cut-Off Remaining Term           Percent
----------------------------------------
229 - 234                          0.51%
289 - 294                           0.07
301 - 342                           0.25
343 - 348                           1.19
349 - 354                          30.06
355 - 360                          67.92
----------------------------------------
Total:                           100.00%


W.A.: 354.3 months
Lowest: 232 months
Highest: 358 months

--------------------------------------------------------------------------------

22. Cut-Off Loan Age


Cut-Off Loan Age         Percent
--------------------------------
1 - 6                     78.77%
7 - 12                     20.72
13 - 18                     0.38
19 - 24                     0.13
--------------------------------
Total:                   100.00%


W.A.: 5.0 months
Lowest: 2 months
Highest: 20 months

--------------------------------------------------------------------------------

23. Prepay Term


Prepay Term         Percent
---------------------------
0                   100.00%
---------------------------
Total:              100.00%

--------------------------------------------------------------------------------

24. Buy Down


Buy Down       Percent
----------------------
N              100.00%
----------------------
Total:         100.00%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Banc of America Securities LLC

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BAFC 2004-01 - Group 5
                          30 Yr Jumbo Fixed Rate - PPEN



--------------------------------------------------------------------------------

1. General Pool Characteristics


Pool Size: $44,481,204.60
Total Orig. Bal.: $44,649,063.00
Loan Count: 100
Cutoff Date: 2004-04-01
Avg. Cut-Off Balance: $444,812.05
Avg. Orig. Balance: $446,490.63
% Conforming: 0.00%
W.A. FICO: 687
W.A. Orig. LTV: 79.77%
W.A. Cut-Off LTV: 79.48%
Earliest Orig. Date: 2003-10-07
Latest Maturity Date: 2034-01-01
W.A. Gross Coupon: 6.6104%
W.A. Net Coupon: 6.2354%
W.A. Servicing Fee: 0.3750%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 356.2 months
W.A. Age: 3.8 months
% OLTV over 80: 54.44%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 54.44%
% OLTV over 80 with PMI: 100.00%
W.A. MI Coverage: 28.45%
W.A. MI Adjusted COLTV: 65.54%
% Second Lien: 0.00%
% with Prepay Penalty: 100.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 2.24%

--------------------------------------------------------------------------------

2. Original Balance


Original Balance               Percent
--------------------------------------
300,001 - 350,000               10.79%
350,001 - 400,000                31.16
400,001 - 450,000                 7.72
450,001 - 500,000                20.13
500,001 - 550,000                10.60
550,001 - 600,000                 7.86
600,001 - 650,000                 5.63
700,001 - 750,000                 1.68
950,001 - 1,000,000               4.43
--------------------------------------
Total:                         100.00%

Average: $446,490.63
Lowest: $335,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance


Cut-Off Balance                Percent
--------------------------------------
300,001 - 350,000               10.79%
350,001 - 400,000                31.16
400,001 - 450,000                 8.73
450,001 - 500,000                19.12
500,001 - 550,000                10.60
550,001 - 600,000                 9.21
600,001 - 650,000                 4.29
700,001 - 750,000                 1.68
950,001 - 1,000,000               4.43
--------------------------------------
Total:                         100.00%

Average: $444,812.05
Lowest: $333,966.17
Highest: $997,069.27

--------------------------------------------------------------------------------

4. Coupon


Coupon            Percent
-------------------------
5.750               2.87%
5.875                4.48
5.950                1.92
6.125                6.18
6.250                9.94
6.375                9.92
6.500               11.46
6.625                0.76
6.750               12.86
6.875               14.79
6.950               13.13
7.000                0.88
7.125                5.91
7.250                1.61
7.375                2.39
7.500                0.89
-------------------------
Total:            100.00%

W.A.: 6.610
Lowest: 5.750
Highest: 7.500

--------------------------------------------------------------------------------

5. Credit Score


Credit Score            Percent
-------------------------------
750 - 799                 9.14%
700 - 749                 27.73
650 - 699                 41.71
600 - 649                 20.62
550 - 599                  0.81
-------------------------------
Total:                  100.00%

W.A.: 687
Lowest: 585
Highest: 791

--------------------------------------------------------------------------------

6. Product Type


Product Type             Percent
--------------------------------
30 YR FIXED              100.00%
--------------------------------
Total:                   100.00%



7. Index

Index           Percent
-----------------------
FIX             100.00%
-----------------------
Total:          100.00%

--------------------------------------------------------------------------------

8. Lien Position


Lien Position           Percent
-------------------------------
1                       100.00%
-------------------------------
Total:                  100.00%

--------------------------------------------------------------------------------

9. Loan Purpose


Loan Purpose             Percent
--------------------------------
C/O Refi                  58.94%
Purchase                   27.65
R/T Refi                   13.41
--------------------------------
Total:                   100.00%

--------------------------------------------------------------------------------

10. Property Type


Property Type             Percent
---------------------------------
SFR                        89.56%
PUD Detached                 3.66
Condo - Low                  2.29
Condo - High                 1.91
4-Family                     1.46
2-Family                     1.12
---------------------------------
Total:                    100.00%

--------------------------------------------------------------------------------

11. State


State                    Percent
--------------------------------
California                48.24%
Massachusetts               6.12
Colorado                    5.70
Georgia                     5.06
Maryland                    4.94
Other                      29.95
--------------------------------
Total:                   100.00%

--------------------------------------------------------------------------------

12. California


California           Percent
----------------------------
Northern              41.24%
Southern               58.76
----------------------------
Total:               100.00%

--------------------------------------------------------------------------------

13. Zip Code


Zip Code            Percent
---------------------------
63124                 2.24%
80919                  2.22
06896                  2.21
92106                  2.18
30097                  1.68
Other                 89.46
---------------------------
Total:              100.00%

--------------------------------------------------------------------------------

14. Occupancy Status


Occupancy Status              Percent
-------------------------------------
Primary                        93.99%
Secondary                        4.93
Investor                         1.08
-------------------------------------
Total:                        100.00%

--------------------------------------------------------------------------------

15. Documentation


Documentation                      Percent
------------------------------------------
No Inc/Stated Asset                 44.18%
No Inc/No Asset                      27.87
No Inc/Full Asset                    15.78
Stated Inc/Stated Asset               8.73
Stated Inc/Full Asset                 3.43
------------------------------------------
Total:                             100.00%

--------------------------------------------------------------------------------

16. Original LTV


Original LTV             Percent
--------------------------------
40.1 - 45.0                3.45%
45.1 - 50.0                 2.62
50.1 - 55.0                 1.96
55.1 - 60.0                 3.04
60.1 - 65.0                 6.59
65.1 - 70.0                 5.49
70.1 - 75.0                 6.32
75.1 - 80.0                16.10
80.1 - 85.0                10.58
85.1 - 90.0                27.79
90.1 - 95.0                16.07
--------------------------------
Total:                   100.00%

W.A.: 79.77%
Lowest: 43.12%
Highest: 95.00%

--------------------------------------------------------------------------------

17. Cut-Off LTV


Cut-Off LTV             Percent
-------------------------------
40.1 - 45.0               3.45%
45.1 - 50.0                2.62
50.1 - 55.0                1.96
55.1 - 60.0                3.04
60.1 - 65.0                6.59
65.1 - 70.0                5.49
70.1 - 75.0                6.32
75.1 - 80.0               16.10
80.1 - 85.0               11.61
85.1 - 90.0               26.76
90.1 - 95.0               16.07
-------------------------------
Total:                  100.00%

W.A.: 79.48%
Lowest: 42.98%
Highest: 94.78%

--------------------------------------------------------------------------------

18. MI Provider


MI Provider             Percent
-------------------------------
Amerin                   42.39%
NONE                      45.56
PMIC                      12.06
-------------------------------
Total:                  100.00%

--------------------------------------------------------------------------------

19. Delinquency*


Delinquency*             Percent
--------------------------------
0-29 days                100.00%
--------------------------------
Total:                   100.00%

* OTS method

--------------------------------------------------------------------------------

20. Original Term


Original Term             Percent
---------------------------------
360                       100.00%
---------------------------------
Total:                    100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

21. Cut-Off Remaining Term


Cut-Off Remaining Term                 Percent
----------------------------------------------
355 - 360                              100.00%
----------------------------------------------
Total:                                 100.00%

W.A.: 356.2 months
Lowest: 355 months
Highest: 357 months

--------------------------------------------------------------------------------

22. Cut-Off Loan Age


Cut-Off Loan Age              Percent
-------------------------------------
1 - 6                         100.00%
-------------------------------------
Total:                        100.00%

W.A.: 3.8 months
Lowest: 3 months
Highest: 5 months

--------------------------------------------------------------------------------

23. Prepay Term


Prepay Term             Percent
-------------------------------
24                       94.44%
36                         5.56
-------------------------------
Total:                  100.00%

--------------------------------------------------------------------------------

24. Buy Down


Buy Down             Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BAFC 2004-01 - Group 6
                   30 Yr Jumbo Fixed Rate - Investor & No PPEN



--------------------------------------------------------------------------------

1. General Pool Characteristics


Pool Size: $21,261,577.84
Total Orig. Bal.: $21,526,961.00
Loan Count: 47
Cutoff Date: 2004-04-01
Avg. Cut-Off Balance: $452,374.00
Avg. Orig. Balance: $458,020.45
% Conforming: 0.00%
W.A. FICO: 739
W.A. Orig. LTV: 63.22%
W.A. Cut-Off LTV: 62.51%
Earliest Orig. Date: 2003-06-27
Latest Maturity Date: 2034-01-01
W.A. Gross Coupon: 6.2242%
W.A. Net Coupon: 5.8492%
W.A. Servicing Fee: 0.3750%
W.A. Orig. Term: 357.8 months
W.A. Rem. Term: 352.1 months
W.A. Age: 5.7 months
% OLTV over 80: 2.26%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 2.26%
% OLTV over 80 with PMI: 100.00%
W.A. MI Coverage: 30.00%
W.A. MI Adjusted COLTV: 61.91%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 4.98%

--------------------------------------------------------------------------------

2. Original Balance


Original Balance             Percent
------------------------------------
300,001 - 350,000              3.23%
350,001 - 400,000              34.78
400,001 - 450,000               4.08
450,001 - 500,000              31.21
500,001 - 550,000               9.16
550,001 - 600,000               5.56
600,001 - 650,000              11.98
------------------------------------
Total:                       100.00%

Average: $458,020.45
Lowest: $340,000.00
Highest: $650,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance


Cut-Off Balance              Percent
------------------------------------
300,001 - 350,000              3.23%
350,001 - 400,000              36.57
400,001 - 450,000               4.08
450,001 - 500,000              31.21
500,001 - 550,000               7.36
550,001 - 600,000               5.56
600,001 - 650,000              11.98
------------------------------------
Total:                       100.00%

Average: $452,374.00
Lowest: $338,760.53
Highest: $648,184.32

--------------------------------------------------------------------------------

4. Coupon


Coupon            Percent
-------------------------
5.625               4.64%
5.750                6.77
5.875               12.95
6.000               11.47
6.125                8.22
6.250               24.64
6.375               11.37
6.500                5.53
6.625                1.80
6.750                6.59
6.875                1.88
7.000                1.87
7.625                2.26
-------------------------
Total:            100.00%

W.A.: 6.224
Lowest: 5.625
Highest: 7.625

--------------------------------------------------------------------------------

5. Credit Score


Credit Score            Percent
-------------------------------
800 - 849                 5.17%
750 - 799                 36.13
700 - 749                 43.99
650 - 699                 11.04
600 - 649                  3.66
-------------------------------
Total:                  100.00%

W.A.: 739
Lowest: 629
Highest: 806

--------------------------------------------------------------------------------

6. Product Type


Product Type             Percent
--------------------------------
30 YR FIXED               98.20%
20 YR FIXED                 1.80
--------------------------------
Total:                   100.00%

--------------------------------------------------------------------------------

7. Index


Index           Percent
-----------------------
FIX             100.00%
-----------------------
Total:          100.00%

--------------------------------------------------------------------------------

8. Lien Position


Lien Position           Percent
-------------------------------
1                       100.00%
-------------------------------
Total:                  100.00%

--------------------------------------------------------------------------------

9. Loan Purpose


Loan Purpose             Percent
--------------------------------
Purchase                  65.81%
R/T Refi                   27.85
C/O Refi                    6.34
--------------------------------
Total:                   100.00%

--------------------------------------------------------------------------------

10. Property Type


Property Type             Percent
---------------------------------
SFR                        72.15%
2-Family                    11.45
Condo - Low                  7.47
Condo - High                 5.89
3-Family                     3.04
---------------------------------
Total:                    100.00%

--------------------------------------------------------------------------------

11. State


State                           Percent
---------------------------------------
California                       54.76%
District of Columbia               5.73
Delaware                           4.98
Massachusetts                      4.63
North Carolina                     4.45
Other                             25.44
---------------------------------------
Total:                          100.00%

--------------------------------------------------------------------------------

12. California


California           Percent
----------------------------
Northern              41.19%
Southern               58.81
----------------------------
Total:               100.00%

--------------------------------------------------------------------------------

13. Zip Code


Zip Code            Percent
---------------------------
19971                 4.98%
92627                  4.63
27959                  4.45
93449                  4.10
20002                  3.86
Other                 77.99
---------------------------
Total:              100.00%

--------------------------------------------------------------------------------

14. Occupancy Status


Occupancy Status              Percent
-------------------------------------
Investor                      100.00%
-------------------------------------
Total:                        100.00%

--------------------------------------------------------------------------------

15. Documentation


Documentation                   Percent
---------------------------------------
Full Inc/Full Asset              73.30%
Stated Inc/Full Asset             20.09
No Inc/Stated Asset                4.14
No Inc/Full Asset                  2.47
---------------------------------------
Total:                          100.00%

--------------------------------------------------------------------------------

16. Original LTV


Original LTV             Percent
--------------------------------
20.1 - 25.0                4.15%
30.1 - 35.0                 1.76
35.1 - 40.0                 2.27
40.1 - 45.0                 3.04
50.1 - 55.0                 6.29
55.1 - 60.0                15.48
60.1 - 65.0                14.23
65.1 - 70.0                29.19
70.1 - 75.0                12.74
75.1 - 80.0                 8.59
85.1 - 90.0                 2.26
--------------------------------
Total:                   100.00%

W.A.: 63.22%
Lowest: 22.28%
Highest: 90.00%

--------------------------------------------------------------------------------

17. Cut-Off LTV


Cut-Off LTV             Percent
-------------------------------
20.1 - 25.0               4.15%
30.1 - 35.0                1.76
35.1 - 40.0                2.27
40.1 - 45.0                3.04
45.1 - 50.0                1.80
50.1 - 55.0                6.29
55.1 - 60.0               15.48
60.1 - 65.0               14.23
65.1 - 70.0               27.40
70.1 - 75.0               12.74
75.1 - 80.0                8.59
85.1 - 90.0                2.26
-------------------------------
Total:                  100.00%

W.A.: 62.51%
Lowest: 22.20%
Highest: 89.64%

--------------------------------------------------------------------------------

18. MI Provider


MI Provider             Percent
-------------------------------
Amerin                    2.26%
NONE                      97.74
-------------------------------
Total:                  100.00%

--------------------------------------------------------------------------------

19. Delinquency*


Delinquency*             Percent
--------------------------------
0-29 days                100.00%
--------------------------------
Total:                   100.00%

* OTS method

--------------------------------------------------------------------------------

20. Original Term


Original Term             Percent
---------------------------------
240                         1.80%
360                         98.20
---------------------------------
Total:                    100.00%

W.A.: 357.8 months
Lowest: 240 months
Highest: 360 months

--------------------------------------------------------------------------------

21. Cut-Off Remaining Term


Cut-Off Remaining Term                 Percent
----------------------------------------------
229 - 234                                1.80%
349 - 354                                56.50
355 - 360                                41.70
----------------------------------------------
Total:                                 100.00%

W.A.: 352.1 months
Lowest: 233 months
Highest: 357 months

--------------------------------------------------------------------------------

22. Cut-Off Loan Age


Cut-Off Loan Age              Percent
-------------------------------------
1 - 6                          63.45%
7 - 12                          36.55
-------------------------------------
Total:                        100.00%

W.A.: 5.7 months
Lowest: 3 months
Highest: 9 months

--------------------------------------------------------------------------------

23. Prepay Term


Prepay Term             Percent
-------------------------------
0                       100.00%
-------------------------------
Total:                  100.00%

--------------------------------------------------------------------------------

24. Buy Down


Buy Down             Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BAFC 2004-01 - Group 7
                30 Yr Jumbo Fixed Rate - Owner Occupied & No PPEN



--------------------------------------------------------------------------------

1. General Pool Characteristics


Pool Size: $75,400,979.73
Total Orig. Bal.: $75,803,898.00
Loan Count: 155
Cutoff Date: 2004-04-01
Avg. Cut-Off Balance: $486,457.93
Avg. Orig. Balance: $489,057.41
% Conforming: 0.00%
W.A. FICO: 716
W.A. Orig. LTV: 71.91%
W.A. Cut-Off LTV: 71.54%
Earliest Orig. Date: 2003-07-22
Latest Maturity Date: 2034-01-01
W.A. Gross Coupon: 6.3101%
W.A. Net Coupon: 5.9351%
W.A. Servicing Fee: 0.3750%
W.A. Orig. Term: 360.0 months
W.A. Rem. Term: 354.9 months
W.A. Age: 5.1 months
% OLTV over 80: 20.12%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 20.12%
% OLTV over 80 with PMI: 100.00%
W.A. MI Coverage: 27.36%
W.A. MI Adjusted COLTV: 66.65%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 1.74%

--------------------------------------------------------------------------------

2. Original Balance


Original Balance               Percent
--------------------------------------
300,001 - 350,000                9.06%
350,001 - 400,000                14.79
400,001 - 450,000                15.92
450,001 - 500,000                 8.37
500,001 - 550,000                13.13
550,001 - 600,000                 9.85
600,001 - 650,000                19.37
650,001 - 700,000                 2.71
700,001 - 750,000                 1.97
800,001 - 850,000                 2.22
950,001 - 1,000,000               2.64
--------------------------------------
Total:                         100.00%

Average: $489,057.41
Lowest: $336,000.00
Highest: $1,000,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance


Cut-Off Balance                Percent
--------------------------------------
300,001 - 350,000                9.52%
350,001 - 400,000                14.85
400,001 - 450,000                15.39
450,001 - 500,000                 8.37
500,001 - 550,000                13.13
550,001 - 600,000                10.64
600,001 - 650,000                18.58
650,001 - 700,000                 2.71
700,001 - 750,000                 1.97
800,001 - 850,000                 2.22
950,001 - 1,000,000               2.64
--------------------------------------
Total:                         100.00%

Average: $486,457.93
Lowest: $333,838.88
Highest: $996,441.55

--------------------------------------------------------------------------------

4. Coupon


Coupon            Percent
-------------------------
5.375               0.86%
5.500                3.39
5.625                4.40
5.750               11.59
5.875               11.92
5.950                0.86
6.000                9.81
6.125                5.20
6.250               11.60
6.375                8.11
6.500                4.15
6.625                6.08
6.750                1.82
6.875                2.44
6.950                4.77
7.000                1.27
7.125                1.81
7.250                2.36
7.375                2.73
7.500                3.51
7.875                0.86
10.125               0.47
-------------------------
Total:            100.00%

W.A.: 6.310
Lowest: 5.375
Highest: 10.125

--------------------------------------------------------------------------------

5. Credit Score


Credit Score            Percent
-------------------------------
800 - 849                 2.54%
750 - 799                 27.80
700 - 749                 32.30
650 - 699                 24.72
600 - 649                 11.67
550 - 599                  0.96
-------------------------------
Total:                  100.00%

W.A.: 716
Lowest: 586
Highest: 804

--------------------------------------------------------------------------------

6. Product Type


Product Type             Percent
--------------------------------
30 YR FIXED              100.00%
--------------------------------
Total:                   100.00%

--------------------------------------------------------------------------------

7. Index


Index           Percent
-----------------------
FIX             100.00%
-----------------------
Total:          100.00%

--------------------------------------------------------------------------------

8. Lien Position


Lien Position           Percent
-------------------------------
1                       100.00%
-------------------------------
Total:                  100.00%

--------------------------------------------------------------------------------

9. Loan Purpose


Loan Purpose             Percent
--------------------------------
Purchase                  39.88%
C/O Refi                   36.61
R/T Refi                   23.51
--------------------------------
Total:                   100.00%

--------------------------------------------------------------------------------

10. Property Type


Property Type             Percent
---------------------------------
SFR                        83.72%
Condo - Low                  4.34
2-Family                     4.16
3-Family                     4.11
4-Family                     1.85
PUD Detached                 1.83
---------------------------------
Total:                    100.00%

--------------------------------------------------------------------------------

11. State


State                    Percent
--------------------------------
California                39.98%
New Jersey                  9.92
New York                    9.88
Minnesota                   6.37
Massachusetts               5.11
Other                      28.73
--------------------------------
Total:                   100.00%

--------------------------------------------------------------------------------

12. California


California           Percent
----------------------------
Northern              42.40%
Southern               57.60
----------------------------
Total:               100.00%

--------------------------------------------------------------------------------

13. Zip Code


Zip Code            Percent
---------------------------
07724                 1.74%
91737                  1.67
11201                  1.61
88312                  1.48
20850                  1.43
Other                 92.07
---------------------------
Total:              100.00%

--------------------------------------------------------------------------------

14. Occupancy Status


Occupancy Status              Percent
-------------------------------------
Primary                        95.58%
Secondary                        4.42
-------------------------------------
Total:                        100.00%

--------------------------------------------------------------------------------

15. Documentation


Documentation                      Percent
------------------------------------------
No Inc/Full Asset                   21.60%
Stated Inc/Full Asset                21.45
Full Inc/Full Asset                  20.92
No Inc/No Asset                      17.05
No Inc/Stated Asset                  15.21
Stated Inc/Stated Asset               3.77
------------------------------------------
Total:                             100.00%

--------------------------------------------------------------------------------

16. Original LTV


Original LTV             Percent
--------------------------------
25.1 - 30.0                1.32%
35.1 - 40.0                 0.76
40.1 - 45.0                 3.43
45.1 - 50.0                 3.61
50.1 - 55.0                 3.76
55.1 - 60.0                 4.18
60.1 - 65.0                 7.98
65.1 - 70.0                18.46
70.1 - 75.0                12.65
75.1 - 80.0                23.74
80.1 - 85.0                 3.92
85.1 - 90.0                15.31
90.1 - 95.0                 0.89
--------------------------------
Total:                   100.00%

W.A.: 71.91%
Lowest: 29.38%
Highest: 95.00%

--------------------------------------------------------------------------------

17. Cut-Off LTV


Cut-Off LTV             Percent
-------------------------------
25.1 - 30.0               1.32%
35.1 - 40.0                0.76
40.1 - 45.0                3.43
45.1 - 50.0                4.25
50.1 - 55.0                3.78
55.1 - 60.0                3.52
60.1 - 65.0                7.98
65.1 - 70.0               19.16
70.1 - 75.0               11.96
75.1 - 80.0               23.74
80.1 - 85.0                4.45
85.1 - 90.0               14.78
90.1 - 95.0                0.89
-------------------------------
Total:                  100.00%

W.A.: 71.54%
Lowest: 29.18%
Highest: 94.79%

--------------------------------------------------------------------------------

18. MI Provider


MI Provider                Percent
----------------------------------
Amerin                      14.52%
GEMIC/Amerin                  1.40
NONE                         79.88
PMIC                          4.20
----------------------------------
Total:                     100.00%

--------------------------------------------------------------------------------

19. Delinquency*


Delinquency*             Percent
--------------------------------
0-29 days                100.00%
--------------------------------
Total:                   100.00%

* OTS method

--------------------------------------------------------------------------------

20. Original Term


Original Term             Percent
---------------------------------
360                       100.00%
---------------------------------
Total:                    100.00%

W.A.: 360.0 months
Lowest: 360 months
Highest: 360 months

--------------------------------------------------------------------------------

21. Cut-Off Remaining Term


Cut-Off Remaining Term                 Percent
----------------------------------------------
349 - 354                               41.25%
355 - 360                                58.75
----------------------------------------------
Total:                                 100.00%

W.A.: 354.9 months
Lowest: 352 months
Highest: 357 months

--------------------------------------------------------------------------------

22. Cut-Off Loan Age


Cut-Off Loan Age              Percent
-------------------------------------
1 - 6                          76.01%
7 - 12                          23.99
-------------------------------------
Total:                        100.00%

W.A.: 5.1 months
Lowest: 3 months
Highest: 8 months

--------------------------------------------------------------------------------

23. Prepay Term


Prepay Term             Percent
-------------------------------
0                       100.00%
-------------------------------
Total:                  100.00%

--------------------------------------------------------------------------------

24. Buy Down

Buy Down             Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information, and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC"), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.

                            Global Structured Finance

                             BAFC 2004-01 - Group 8
                                15 Yr Fixed Rate



--------------------------------------------------------------------------------

1. General Pool Characteristics


Pool Size: $19,573,666.43
Total Orig. Bal.: $20,156,540.00
Loan Count: 148
Cutoff Date: 2004-04-01
Avg. Cut-Off Balance: $132,254.50
Avg. Orig. Balance: $136,192.84
% Conforming: 84.19%
W.A. FICO: 725
W.A. Orig. LTV: 65.59%
W.A. Cut-Off LTV: 63.72%
Earliest Orig. Date: 2002-06-21
Latest Maturity Date: 2019-01-01
W.A. Gross Coupon: 5.9170%
W.A. Net Coupon: 5.5420%
W.A. Servicing Fee: 0.3750%
W.A. Orig. Term: 180.0 months
W.A. Rem. Term: 173.7 months
W.A. Age: 6.3 months
% OLTV over 80: 7.79%
% OLTV over 95: 0.00%
% OLTV over 100: 0.00%
% with PMI: 7.79%
% OLTV over 80 with PMI: 100.00%
W.A. MI Coverage: 10.66%
W.A. MI Adjusted COLTV: 63.00%
% Second Lien: 0.00%
% with Prepay Penalty: 0.00%
% with Buy Downs: 0.00%
% Balloon: 0.00%
Max. Zipcode Conc.: 3.99%

--------------------------------------------------------------------------------

2. Original Balance


Original Balance             Percent
------------------------------------
1 - 50,000                     4.66%
50,001 - 100,000               15.61
100,001 - 150,000              28.64
150,001 - 200,000              12.27
200,001 - 250,000               9.97
250,001 - 300,000               6.56
300,001 - 350,000               1.54
350,001 - 400,000               9.20
450,001 - 500,000               4.57
550,001 - 600,000               2.99
750,001 - 800,000               3.99
------------------------------------
Total:                       100.00%

Average: $136,192.84
Lowest: $29,900.00
Highest: $800,000.00

--------------------------------------------------------------------------------

3. Cut-Off Balance


Cut-Off Balance              Percent
------------------------------------
1 - 50,000                     4.66%
50,001 - 100,000               16.62
100,001 - 150,000              27.62
150,001 - 200,000              13.28
200,001 - 250,000              11.47
250,001 - 300,000               5.53
300,001 - 350,000               3.31
350,001 - 400,000               5.95
400,001 - 450,000               2.26
450,001 - 500,000               2.31
550,001 - 600,000               2.99
750,001 - 800,000               3.99
------------------------------------
Total:                       100.00%

Average: $132,254.50
Lowest: $26,990.89
Highest: $781,481.63

--------------------------------------------------------------------------------

4. Coupon


Coupon            Percent
-------------------------
4.750               4.28%
5.250                4.15
5.375                1.14
5.500                1.88
5.625               11.29
5.750               12.00
5.875               16.87
6.000                7.86
6.125                9.00
6.250               20.76
6.375                7.61
6.500                1.58
6.750                1.58
-------------------------
Total:            100.00%

W.A.: 5.917
Lowest: 4.750
Highest: 6.750

--------------------------------------------------------------------------------

5. Credit Score


Credit Score            Percent
-------------------------------
800 - 849                 0.97%
750 - 799                 23.88
700 - 749                 46.79
650 - 699                 27.06
600 - 649                  1.30
-------------------------------
Total:                  100.00%

W.A.: 725
Lowest: 631
Highest: 806

--------------------------------------------------------------------------------

6. Product Type


Product Type             Percent
--------------------------------
15 YR FIXED              100.00%
--------------------------------
Total:                   100.00%

--------------------------------------------------------------------------------

7. Index


Index           Percent
-----------------------
FIX             100.00%
-----------------------
Total:          100.00%

--------------------------------------------------------------------------------

8. Lien Position


Lien Position           Percent
-------------------------------
1                       100.00%
-------------------------------
Total:                  100.00%

--------------------------------------------------------------------------------

9. Loan Purpose


Loan Purpose             Percent
--------------------------------
C/O Refi                  46.76%
Purchase                   28.14
R/T Refi                   25.10
--------------------------------
Total:                   100.00%

--------------------------------------------------------------------------------

10. Property Type


Property Type              Percent
----------------------------------
SFR                         64.25%
Condo - Low                  12.67
4-Family                      8.51
3-Family                      7.52
2-Family                      6.05
Condotel - Low                0.55
Condotel - High               0.24
Condo - High                  0.21
----------------------------------
Total:                     100.00%

--------------------------------------------------------------------------------

11. State


State                Percent
----------------------------
California            21.31%
New York               14.80
New Jersey              7.92
Minnesota               7.57
Kansas                  6.34
Other                  42.07
----------------------------
Total:               100.00%

--------------------------------------------------------------------------------

12. California


California           Percent
----------------------------
Northern              34.59%
Southern               65.41
----------------------------
Total:               100.00%

--------------------------------------------------------------------------------

13. Zip Code


Zip Code            Percent
---------------------------
08226                 3.99%
67801                  3.61
11768                  2.99
81615                  2.33
93035                  2.31
Other                 84.76
---------------------------
Total:              100.00%

--------------------------------------------------------------------------------

14. Occupancy Status


Occupancy Status              Percent
-------------------------------------
Investor                       47.24%
Primary                         44.86
Secondary                        7.90
-------------------------------------
Total:                        100.00%

--------------------------------------------------------------------------------

15. Documentation


Documentation                   Percent
---------------------------------------
Full Inc/Full Asset              45.05%
Stated Inc/Full Asset             28.62
No Inc/No Asset                   23.28
No Inc/Full Asset                  3.06
---------------------------------------
Total:                          100.00%

--------------------------------------------------------------------------------

16. Original LTV


Original LTV             Percent
--------------------------------
10.1 - 15.0                0.75%
15.1 - 20.0                 1.55
20.1 - 25.0                 0.75
25.1 - 30.0                 1.30
30.1 - 35.0                 0.15
35.1 - 40.0                 4.02
40.1 - 45.0                 4.53
45.1 - 50.0                 4.27
50.1 - 55.0                 4.32
55.1 - 60.0                 4.76
60.1 - 65.0                12.17
65.1 - 70.0                21.95
70.1 - 75.0                14.68
75.1 - 80.0                17.02
80.1 - 85.0                 2.37
85.1 - 90.0                 5.21
90.1 - 95.0                 0.21
--------------------------------
Total:                   100.00%

W.A.: 65.59%
Lowest: 13.64%
Highest: 95.00%

--------------------------------------------------------------------------------

17. Cut-Off LTV


Cut-Off LTV             Percent
-------------------------------
10.1 - 15.0               0.75%
15.1 - 20.0                1.55
20.1 - 25.0                0.75
25.1 - 30.0                1.30
30.1 - 35.0                0.15
35.1 - 40.0                4.02
40.1 - 45.0                4.76
45.1 - 50.0                4.36
50.1 - 55.0                5.03
55.1 - 60.0                7.55
60.1 - 65.0               11.18
65.1 - 70.0               25.55
70.1 - 75.0               11.48
75.1 - 80.0               14.33
80.1 - 85.0                1.82
85.1 - 90.0                5.42
-------------------------------
Total:                  100.00%

W.A.: 63.72%
Lowest: 13.34%
Highest: 89.86%

--------------------------------------------------------------------------------

18. MI Provider


MI Provider                Percent
----------------------------------
Amerin                       0.52%
GEMIC/Amerin                  6.15
NONE                         92.21
PMIC                          0.30
UGIC                          0.81
----------------------------------
Total:                     100.00%

--------------------------------------------------------------------------------

19. Delinquency*


Delinquency*             Percent
--------------------------------
0-29 days                100.00%
--------------------------------
Total:                   100.00%

* OTS method

--------------------------------------------------------------------------------

20. Original Term


Original Term             Percent
---------------------------------
180                       100.00%
---------------------------------
Total:                    100.00%

W.A.: 180.0 months
Lowest: 180 months
Highest: 180 months

--------------------------------------------------------------------------------

21. Cut-Off Remaining Term


Cut-Off Remaining Term                 Percent
----------------------------------------------
121 - 168                                2.82%
169 - 174                                61.13
175 - 180                                36.06
----------------------------------------------
Total:                                 100.00%

W.A.: 173.7 months
Lowest: 159 months
Highest: 177 months

--------------------------------------------------------------------------------

22. Cut-Off Loan Age


Cut-Off Loan Age              Percent
-------------------------------------
1 - 6                          65.89%
7 - 12                          31.30
13 - 18                          0.48
19 - 24                          2.33
-------------------------------------
Total:                        100.00%

W.A.: 6.3 months
Lowest: 3 months
Highest: 21 months

--------------------------------------------------------------------------------

23. Prepay Term


Prepay Term             Percent
-------------------------------
0                       100.00%
-------------------------------
Total:                  100.00%

--------------------------------------------------------------------------------

24. Buy Down


Buy Down             Percent
----------------------------
N                    100.00%
----------------------------
Total:               100.00%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Banc of America Securities LLC


--------------------------------------------------------------------------------
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